UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

GRAMERCY CAPITAL CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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M14932 420 LEXINGTON AVENUE SUITE 1926 NEW YORK, NY 10170 You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Proxy Materials are Available at www.proxyvote.com ** IMPORTANT NOTICE ** Regarding the Availability of Proxy Materials GRAMERCY CAPITAL CORP. Stockholder Meeting to be held on 06/18/09 Notice and Proxy Statement Annual Report See the Reverse Side for Meeting Information and Instructions on How to Vote •• Have the 12 Digit Control Number (located on the following page) available and visit: www.proxyvote.com PROXY MATERIALS - VIEW OR RECEIVE If you want to receive a paper or email copy of these documents, you must request one. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor. Please make your request for a copy as instructed below on or before 06/04/09 to facilitate timely delivery. HOW TO VIEW PROXY MATERIALS VIA THE INTERNET HOW TO REQUEST A COPY OF PROXY MATERIALS 1) BY INTERNET - www.proxyvote.com 2) BY TELEPHONE - 1-800-579-1639 3) BY E-MAIL* - sendmaterial@proxyvote.com *If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

M14933 Meeting Type: Annual Meeting Date: 06/18/09 Meeting Time: 9:30 a.m., local time For holders as of: 04/9/09 Meeting Location: Meeting Information Grand Hyatt New York, Park Avenue at Grand Central Terminal, 109 East 42nd Street, New York, New York Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote In Person How To Vote Authorize a Proxy By Internet To authorize your proxy now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Voting items 2. To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009. 3. To consider and act upon any other matters that may properly be brought before the annual meeting and any adjournments or postponements thereof. 01) Allan J. Baum 02) Roger M. Cozzi THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2. 1. To elect two Class II Directors of our Company to serve until our 2012 annual meeting of stockholders and until their respective successors are duly elected and qualify. Nominees: M14934

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